THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 1 Deferred Stock Unit Award Certificate Award Terms This Deferred Stock Unit Award is subject to the terms and conditions set forth in this Certificate (including the Award Acceptance Confirmation, special terms and conditions for non-U.S. Participants set forth in Appendix A, any special terms and conditions for your country set forth in Appendix B and the Data Privacy Notice set forth in Appendix C), the Ameriprise Financial 2005 Incentive Compensation Plan, as amended and restated effective April 26, 2023, the Threadneedle Deferral Plan, and the Threadneedle Deferral Plan Deferred Stock Unit and Deferred Stock Option Programme Guide (the “Guide”) in effect at the time of grant of the Award (the “Award Documents”). If any provision of this Certificate and of the Threadneedle Deferral Plan shall be in conflict, the terms of the Threadneedle Deferral Plan shall govern. If any provision of this Certificate and of the Guide shall be in conflict, the terms of the Certificate shall govern. All capitalized terms used in this Certificate and not defined herein shall have the meanings assigned to them in the Threadneedle Deferral Plan. By accepting this Award, you acknowledge that you have read and understood and that you agree to the terms and conditions of the Award Documents. Dividend Equivalents If any dividends are paid on Ameriprise Financial common stock, your account will be credited with additional deferred share units to reflect the value of dividend equivalents. Awards Not Transferable The Deferred Stock Unit Award may not be assigned, sold, pledged, hypothecated, transferred or otherwise disposed of in any manner other than as provided in the Award Documents, subject to rules adopted by the Committee from time to time. Awards Discretionary Benefit The granting of this Deferred Stock Unit Award, or any prior or future Award, is neither a contract, nor a guarantee, of continued employment; the continuation of your employment is and always will be at the discretion of Ameriprise Financial. The granting of this Award is a one-time discretionary act, and it does not impose any obligation on Ameriprise Financial to offer future awards of any amount or nature. The continuation of the Threadneedle Deferral Plan and the grant of future awards is a voluntary act completely within the discretion of Ameriprise Financial, and the Threadneedle Deferral Plan is subject to termination at any time. Administrative Errors Ameriprise Financial has taken steps to ensure the accuracy of this Certificate; however, Ameriprise Financial reserves the right to issue corrected certificates in the event of a clerical or administrative error. © 2026 Ameriprise Financial, Inc. All rights reserved. Appendix A Exhibit 10.2

THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 2 Special Terms and Conditions for Non-U.S. Participants The Deferred Stock Unit Award shall be subject to the special terms and conditions for non-U.S. Participants set forth in Appendix A to this Certificate, any special terms and conditions for your country set forth in Appendix B to this Certificate and the privacy notice terms set forth in Appendix C to this Certificate. If you relocate to one of the countries included in Appendix B, the special terms and conditions for such country will apply to you, to the extent Ameriprise Financial determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendices A, B and C constitute part of this Certificate. Responsibility for Taxes You acknowledge that, regardless of any action taken by Ameriprise Financial or, if different, your employer (the “Employer”), the ultimate liability for all income tax, employee’s portion of social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Threadneedle Deferral Plan and legally applicable to you (“Tax-Related Items”), is and remains your responsibility and may exceed the amount (if any) actually withheld by Ameriprise Financial or the Employer from the proceeds of any sale of Shares. You further acknowledge that Ameriprise Financial and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax- Related Items in connection with any aspect of the Deferred Stock Unit Award, including, but not limited to, the grant, vesting or settlement of the Deferred Stock Unit Award or the subsequent sale of Shares acquired pursuant to such settlement; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Deferred Stock Unit Award to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction between the Award Date and the date of any relevant taxable event, you acknowledge that Ameriprise Financial and/or the Employer (or former employer, as applicable) may be required to account for Tax-Related Items in more than one jurisdiction according to applicable regulations. Prior to any relevant taxable event, you agree to make adequate arrangements satisfactory to Ameriprise Financial and/or the Employer to satisfy all Tax-Related Items. You authorise Ameriprise Financial and/or the Employer, or their respective agents, at their discretion, to satisfy their obligations with regard to all Tax-Related Items by deducting the relevant amount from proceeds of the sale of Shares acquired by you upon settlement of the Deferred Stock Unit Award either through a voluntary sale or through a mandatory sale arranged by or repurchased by Ameriprise Financial (on your behalf pursuant to this authorization) without further consent. Ameriprise Financial may account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates. In the case of a mandatory sale as mentioned above, the relevant entity will arrange the sale of such number of Shares as it considers appropriate (in its discretion in order to generate sufficient sale proceeds to enable it to comply with tax-related obligations. Finally, you agree to pay to Ameriprise Financial or the Employer, including through withholding from your wages or other cash compensation paid to you by Ameriprise Financial and/or the Employer, any amount of Tax-Related Items that Ameriprise Financial or the Employer may be required to withhold or account

THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 3 for as a result of your participation in the Threadneedle Deferral Plan that cannot be satisfied by the means previously described. Ameriprise Financial may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if you fail to comply with your obligations in connection with the Tax- Related Items. Nature of Grant In accepting the Deferred Stock Unit Award, you acknowledge, understand and agree that: 1) the Threadneedle Deferral Plan is established voluntarily by Ameriprise Financial, it is discretionary in nature and it may be modified, amended, suspended or terminated by Ameriprise Financial at any time, to the extent permitted by the Threadneedle Deferral Plan; 2) you are voluntarily participating in the Threadneedle Deferral Plan; 3) the Deferred Stock Unit Award and any Shares acquired under the Threadneedle Deferral Plan are not intended to replace or entitle you to any pension rights or compensation; 4) the Deferred Stock Unit Award and any Shares acquired under the Threadneedle Deferral Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; 5) the future value of the underlying Shares underlying the Deferred Stock Unit Award is unknown, indeterminable and cannot be predicted with certainty; 6) no claim or entitlement to compensation or damages shall arise from forfeiture of the Deferred Stock Unit Award resulting from the termination of your employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and in consideration of the grant of the Deferred Stock Unit Award to which you are otherwise not entitled, you irrevocably agree never to institute any claim against Ameriprise Financial, waive your ability, if any, to bring any such claim, and release Ameriprise Financial from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Threadneedle Deferral Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; 7) for purposes of the Deferred Stock Unit Award, in case you voluntarily terminate employment or are involuntarily terminated and receive a lump-sum payment in lieu of any notice period, your employment or service relationship will be considered terminated as of the date you are no longer actively providing services to Ameriprise Financial (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise determined by Ameriprise Financial or provided in the Guide, your right to vest in the Deferred Stock Unit Award under the Threadneedle Deferral Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., your period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under

THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 4 employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); the Committee shall have the exclusive discretion, subject to applicable law and the Threadneedle Deferral Plan, to determine when you are no longer actively providing services for purposes of your Deferred Stock Unit Award grant; 8) unless otherwise provided in the Threadneedle Deferral Plan or by Ameriprise Financial in its discretion, the Deferred Stock Unit Award and the benefits evidenced by this Certificate do not create any entitlement to have the Deferred Stock Unit Award or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and 9) Ameriprise Financial shall not be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the Deferred Stock Unit Award or of any amounts due to you pursuant to the settlement of the Deferred Stock Unit Award or the subsequent sale of any Shares acquired upon settlement. No Advice Ameriprise Financial is not providing any tax, legal or financial advice, and Ameriprise Financial is not making any recommendations regarding your participation in the Threadneedle Deferral Plan, or your acquisition or sale of the underlying Shares. You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Threadneedle Deferral Plan before taking any action related to the Threadneedle Deferral Plan. Data Privacy Please refer to the Data Privacy Notice in Appendix C. Governing Law and Venue The Deferred Stock Unit Award grant and the provisions of this Certificate, including Appendices A, B and C, are governed by, and subject to, the laws of the State of Delaware, United States of America, without regard to its conflict of law provisions, as provided in the Threadneedle Deferral Plan. For purposes of litigating any dispute that arises under this Deferred Stock Unit Award grant or the Certificate, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Minnesota, United States of America, agree that such litigation shall be conducted in the courts of Hennepin County, Minnesota, or the federal courts for the United States for the District of Minnesota, where this grant is made and/or to be performed. Compliance with Law Notwithstanding any other provision of the Threadneedle Deferral Plan or this Certificate, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, Ameriprise Financial shall not be required to deliver any Shares issuable upon settlement of the Deferred Stock Unit Award prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (the “SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental

THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 5 agency, which registration, qualification or approval Ameriprise Financial shall, in its absolute discretion, or qualify the Shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, you agree that Ameriprise Financial shall have unilateral authority to amend the Award Documents without your consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Language If you received this Certificate or any other document related to the Threadneedle Deferral Plan translated into a language other than English and the meaning of the translated version is different than the English version, the English version will control. Electronic Delivery and Acceptance Ameriprise Financial may, in its sole discretion, decide to deliver any documents related to current or future participation in the Threadneedle Deferral Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Threadneedle Deferral Plan through an on-line or electronic system established and maintained by Ameriprise Financial or a third party designated by Ameriprise Financial. Severability The provisions of this Certificate, including Appendices A, B and C, are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. Imposition of Other Requirements Ameriprise Financial reserves the right to impose other requirements on your participation in the Threadneedle Deferral Plan, on the Deferred Stock Unit Award and on any Shares acquired under the Threadneedle Deferral Plan, to the extent Ameriprise Financial determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing waiver. Waiver You acknowledge that a waiver by Ameriprise Financial of breach of any provision of this Certificate shall not operate or be construed as a waiver of any other provision of this Certificate, or of any subsequent breach by you or any other participant. Foreign Asset Reporting In many countries, if you hold assets outside that country, you may be required to report your ownership of those assets. This may apply for example to Shares and cash held under the Threadneedle Deferral Plan. It is your responsibility to make these reports. Failure to report could trigger significant penalties. Ameriprise Financial and your employer will not do this on your behalf.

THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 6 Tax Status You understand that the Deferred Stock Unit Award is not intended to be tax-qualified in any particular country. Ameriprise Financial and your employer do not warrant any particular tax treatment. Securities Laws These Awards do not form part of a public offer. This Award is being made to you as an employee of the Ameriprise Financial group. These Awards may not have been registered with any regulator in your jurisdiction.

THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 7 Appendix B Country-Specific Terms and Conditions This Appendix B includes additional terms and conditions that govern the Deferred Stock Unit Award granted to you under the Threadneedle Deferral Plan if you are in one of the countries listed below. This Appendix B may also include information regarding exchange controls and certain other issues of which you should be aware with respect to participation in the Threadneedle Deferral Plan. The information is based on the securities, exchange control, and other laws in effect in the respective countries as of December 2025. Such laws are often complex and change frequently. As a result, Ameriprise Financial strongly recommends that you do not rely on the information in this Appendix B as the only source of information relating to the consequences of your participation in the Threadneedle Deferral Plan because the information may be out of date at the time the Deferred Stock Unit Award vests or you sell Shares acquired under the Threadneedle Deferral Plan. In addition, the information contained herein is general in nature and may not apply to your situation, and Ameriprise Financial is not in a position to assure you of a particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation. Finally, if you are a citizen or resident of a country other than the one in which you are currently working, transferred employment after the Deferred Stock Unit Award was granted or are considered a resident of another country for local law purposes, the information contained herein may not be applicable. Further, Ameriprise Financial shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to you in this circumstance. Australia 1. General The offer to participate in the Threadneedle Deferral Plan is made in reliance of Division 1A of Part 7.12 of the Corporations Act 2001 (Cth) (Act). To the extent of any inconsistency between the rules of Threadneedle Deferral Plan and this Certificate, the terms of this Certificate will prevail. A copy of the rules of the Threadneedle Deferral Plan are available upon request, Ameriprise Financial undertakes, on request, at no charge and within 10 business days, to provide you with a full paper copy of the rules. Any documents and/or information given by Ameriprise Financial, your employer, and /or any Ameriprise Group Company in connection with any offer made under the Threadneedle Deferral Plan or any Deferred Stock Unit Award granted pursuant to the Threadneedle Deferral Plan is general advice only and does not take into account your objectives, financial situation and needs. This document does not constitute investment advice and does not constitute financial product advice as defined in the Corporations Act 2001 (Cth) and Ameriprise Financial makes no recommendation about whether you should participate in this offer. You should consider obtaining your own financial product advice from a suitably qualified and licensed financial, taxation or other professional adviser regarding your participation in the Threadneedle Deferral Plan based on your own personal circumstances.

THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 8 Please note that the market value of the shares underlying the Deferred Stock Units can be ascertained by visiting the website of the New York Stock Exchange NYSE. The Australian dollar equivalent of that price can then be ascertained by applying the prevailing exchange rate published by the Reserve Bank of Australia, which is accessible at the following link: http://www.rba.gov.au/statistics/frequency/exchange- rates.html. 2. Risk warning As with any investment, there may be risks involved in receiving a grant of a Deferred Stock Unit and acquiring shares. To the extent you are eligible to receive Deferred Stock Unit or shares, factors such as, but not limited to, performance of Ameriprise Financial and/or the Ameriprise Group, the performance of the economy, general financial market conditions, and movements in the USD/AUD exchange rate may impact the extent to which the conditions attached to your Deferred Stock Unit are satisfied, and/or the market value of the shares (which may fluctuate and fall depending on those factors) – this will impact the value of any shares you may receive if your Deferred Stock Unit vests, and the value you ultimately receive when you sell or transfer any of your shares. The above information comprises general information only about the risks of acquiring and holding shares. There may be other risks relating to participating in the Threadneedle Deferral Plan that are specific to your circumstances. As a result, it is recommended that you seek advice from a licensed professional as to whether or not participation in the Threadneedle Deferral Plan is suitable for you. 3. Tax deferral The Threadneedle Deferral Plan is a scheme to which subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies, subject to the requirements in that Act. Austria If you are employed in Austria then, notwithstanding any other plan rule, you may not transfer, assign or otherwise dispose of your Award to any third-party at any time, except to your personal representatives on your death. EUPR Wording – Applicable to all EU Countries (Austria, France, Germany, Italy, Luxembourg, the Netherlands, Spain) This offer is being made to certain employees of the Ameriprise Financial group as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Ameriprise Financial. The company offering these rights is Ameriprise Financial. The shares which are the subject of these rights are existing common shares in Ameriprise Financial. More information in relation to Ameriprise Financial, including the share price can be found at the following web address: www.ameriprise.com. Details of the offer can be found in this Certificate, the Guide, the Ameriprise Financial 2005 Incentive Compensation Plan, as amended and restated effective April 26, 2023, and the Threadneedle Deferral Plan. The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 39,673.

THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 9 France You understand that the Deferred Stock Unit Award is not intended to be French tax-qualified. Consent to Receive Information in English. By accepting the grant, you confirm you have read and understood the Threadneedle Deferral Plan, the Certificate and the Threadneedle Deferral Plan Deferred Stock Unit and Deferred Stock Option Programme Guide, which were provided in the English language. You accept the terms of those documents accordingly. Consentement Relatif à la Langue Utilisée. En acceptant l’attribution, vous confirmez avoir lu et compris le Threadneedle Deferral Plan, le Certificat et le Threadneedle Deferral Plan Deferred Stock Unit and Deferred Stock Option Programme Guide qui ont été communiqués en langue anglaise. Vous acceptez les termes de ces documents en connaissance de cause. Germany Cross-border payments in excess of €50,000 must be reported monthly to the German Federal Bank (Bundesbank). If you, the Participant, make or receive a payment in excess of this amount, you must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de). Hong Kong WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice. This grant is strictly private and only available to eligible employees of Ameriprise Financial. The grant has also not been approved by the Securities and Futures Commission in Hong Kong, and it should not be made in whole or in part to the public or any third party. No awards earned or granted under the Threadneedle Deferral Plan may be transferred or assigned, except as expressly permitted by Ameriprise Financial in writing. Singapore You acknowledge that the Threadneedle Deferral Plan has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this Certificate, the Guide, the Ameriprise Financial 2005 Incentive Compensation Plan, as amended and restated effective April 26, 2023, and the Threadneedle Deferral Plan and any other document or material in connection with the offer or sale, or invitation for subscription or purchase of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than pursuant to, and in accordance with the conditions of, an exemption under any provision (other than Section 280) of Subdivision (4) of Division 1 of Part 13 of the Securities and Futures Act 2001, of Singapore (SFA). The Awards are prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notices SFA 04-N12 and FAA-N16).

THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 10 South Korea If you are employed in the Republic of Korea then, notwithstanding anything set forth in the / this Certificate, the Guide, the Ameriprise Financial 2005 Incentive Compensation Plan, as amended and restated effective April 26, 2023, and the Threadneedle Deferral Plan, your Deferred Stock Unit Award is granted by Ameriprise Financial, not your employer. United Arab Emirates The Securities to which this Exempt Offer relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the Securities offered should conduct their own due diligence on the Securities. If you do not understand the contents of this Exempt Offer document, you should consult an authorised financial advisor. United Kingdom Nothing in the terms of the Deferred Stock Unit Awards or any communication issued to you in connection with the Deferred Stock Unit Awards is intended to constitute investment advice in relation to the Deferred Stock Unit Awards. If you are in any doubt as to whether to proceed in participating in the Threadneedle Deferral Plan or in connection with your own financial or tax position, you are recommended to seek advice from a duly authorised independent adviser. This offer is being made to certain employees of the Ameriprise Financial group as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Ameriprise Financial. The company offering these rights is Ameriprise Financial. The shares which are the subject of these rights are existing common shares in Ameriprise Financial. More information in relation to Ameriprise Financial, including the share price can be found at the following web address: www.ameriprise.com. Details of the offer can be found in this Certificate, the Guide, the Ameriprise Financial 2005 Incentive Compensation Plan, as amended and restated effective April 26, 2023, and the Threadneedle Deferral Plan. For offers on or after 19 January 2026: The offer does not contravene the prohibition on public offers of relevant securities, as it falls within the general exception in paragraph 1 of Schedule 1 to The Public Offers and Admissions to Trading Regulations 2024 (POATR) and additionally meets the conditions set out in paragraph 11 of Schedule 1 to POATR.

THREADNEEDLE DEFERRED STOCK UNIT AWARD CERTIFICATE (February 2026) 11 Appendix C Data Privacy Notice You acknowledge that your personal data will be processed in accordance with the data privacy policy, notice and/or agreement that is applicable to you in connection with your employment or service which can be found EMEA Policy Register - Policy Register - UK Policies Please see table below for policy document details: Country Policy Title UK & EMEA Employee Data Privacy Notice Australia Refer to Japan Data policy Hong Kong Being updated – Will update when received Japan Data Collection Japan Employee Consent Letter South Korea Korea Employee Privacy Notice Singapore Singapore Employee Privacy Notice © 2026 Columbia Management Investment Advisers, LLC. All rights reserved.